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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-03703, 333-27009 and 333-28147) and on Form S-3 (File
Nos. 333-29339 and 333-29341) of i2 Technologies, Inc. of our report dated June 12, 1997, with respect to the supplemental consolidated financial statements of i2 Technologies, Inc. included in this Amendment No. 1 to Current Report on Form 8-K dated June 12, 1997.




                                                              ERNST & YOUNG LLP



Dallas, Texas
June 30, 1997